SECURITIES PLEDGE AGREEMENT


            THIS SECURITIES PLEDGE AGREEMENT (the "AGREEMENT"), dated as of September 30, 1997 made by ACME Intermediate Holdings, LLC, a Delaware limited liability Company ("ACME Intermediate") having an office at 650 Town Center Drive, Suite 850, Costa Mesa, CA 92626, and ACME Subsidiary Holdings II, LLC, a Delaware Limited Liability Company having an office at 650 Town Center Drive, Suite 850, Costa Mesa, CA 92626 ("ACME Sub II" and, together with ACME
Intermediate, "PLEDGORS"), in favor of WILMINGTON TRUST COMPANY, a Delaware banking corporation having an office at Rodney Square North, 1100 North Market
Street, Wilmington, Delaware 19890-0001, as trustee (in such capacity and together with any successors in such capacity, the "TRUSTEE") pursuant to the Indenture (as hereinafter defined).


                              R E C I T A L S :


            A. Contemporaneously with the execution and delivery of this Agreement, ACME Intermediate and ACME Finance Inc., a Delaware corporation ("Finance" and, together with ACME Intermediate, the "Notes Issuers") and the Trustee are entering into a certain indenture (as amended from time to time, the "INDENTURE"), dated as of the date hereof, pursuant to which the Notes Issuers are issuing their 12% Senior Secured Discount Notes due 2005, Series A (the "SERIES A NOTES"), in the aggregate principal amount at maturity of $71,634,000 and the Exchange Notes (as hereinafter defined). It is contemplated that the Notes Issuers may, after the date hereof, issue exchange notes pursuant to the Indenture (the "EXCHANGE NOTES; together with the Series A Notes, the "NOTES") in exchange for the Series A Notes.


            B. Each Pledgor is the legal and beneficial owner of the Pledged Collateral (as hereinafter defined) pledged by it hereunder.


            C. This Agreement is given by Pledgors in favor of the Trustee for its benefit and the benefit of the Holders of the Notes (collectively, the "SECURED PARTIES") to secure the payment and performance of the Secured Obligations (as defined in Section 3).


                             A G R E E M E N T :


            NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgors and the Trustee hereby agree as follows:




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                                       2

            SECTION 1. DEFINITIONS. Capitalized terms used herein but not otherwise defined shall have the meanings assigned to such terms in the Indenture. Such definitions shall be applicable equally to the singular and plural forms of the terms defined.


            SECTION 2. PLEDGE. As collateral security for the payment and performance when due of all the Secured Obligations, each Pledgor hereby pledges, assigns, transfers and grants to the Trustee for its benefit and the benefit of the Secured Parties, a continuing first priority security interest in and to all of the right, title and interest of Pledgor in, to and under the following property, whether now existing or hereafter acquired of such Pledgor (collectively, the "PLEDGED COLLATERAL"):


              (a) all issued and outstanding Capital Stock of each Person described under such Pledgor's name in SCHEDULE I hereto (the "PLEDGED SHARES") (which are and shall remain at all times until this Agreement terminates, certificated shares), including the certificates representing the Pledged Shares and any interest of such Pledgor in the entries on the books of any financial intermediary pertaining to the Pledged Shares all of the foregoing together with stock powers endorsed in blank for each share;


              (b) all additional shares of Capital Stock, or options, warrants or other rights to acquire Capital Stock, of any issuer of the Pledged Shares from time to time acquired by such Pledgor in any manner (which, if certificated, shall remain at all times until this Agreement terminates, certificated securities) (which shares shall be deemed to be part of the Pledged Shares), including the certificates representing such additional securities and any interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such additional securities all of the foregoing together with stock powers endorsed in blank for each share;

              (c) so long as a Default or an Event of Default shall have occurred and is continuing, all dividends, distributions, returns of capital and other property from time to time received, receivable or otherwise distributed to such Pledgor in respect of or in exchange for any or all of the Pledged Shares (collectively, "DISTRIBUTIONS"); and


              (d) all Asset Sale Proceeds from an Asset Sale of any of the foregoing until (i) such cash and Cash Equiva-

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                                       3

      lents are applied (A) to repay  Indebtedness  in  accordance  with Section
      4.17 of the Indenture, (B) to an investment pursuant to clause (iii)(b) of the first paragraph of Section 4.17 of the Indenture or (C) to repurchase Notes pursuant to an Excess Proceeds Offer in accordance with Section 4.17 of the Indenture or (ii) such Asset Sale Proceeds are no longer required to be applied to such uses pursuant to
      Section 4.17 of the Indenture.

              (e) the Trustee shall invest such Distributions as directed in writing by a majority of the Noteholders in Permitted Investments (as defined in the Indenture). The Trustee shall not be responsible for any loss that results from making an investment in accordance with these instructions including any loss of principal, interest or any penalty.


            SECTION 3. SECURED OBLIGATIONS. This Agreement secures, and the Pledged Collateral is collateral security for, the payment and performance in full when due, whether at stated maturity, by acceleration or otherwise (including, without limitation, the payment of interest and other amounts which would accrete or accrue and become due but for the filing of a petition in bankruptcy or the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Law) of (i) all of the obligations, liabilities and indebtedness of the Notes Issuers now existing or hereafter arising under or in respect of the Indenture and the Notes (including, without limitation, the obligation of the Notes Issuers to pay principal of, accreted value, premium, if any, and interest on the Notes when due and payable) and all other charges, fees, expenses, commissions, reimbursements, premiums, indemnities and all other amounts due or to become due under or in connection with the Indenture and the Notes and (ii) without duplication of the amounts described in clause (i), all obligations, indebtedness and liabilities of Pledgors now existing or hereafter arising under or in respect of this Agreement, including, without limitation, with respect to all charges, fees, expenses, commissions, reimbursements, premiums, indemnities and other payments related to or in respect of the obligations contained in this Agreement (the obligations described in clauses
(i) and (ii) of this Section 3, collectively, the "SECURED OBLIGATIONS").


            SECTION 4. NO RELEASE. Nothing set forth in this Agreement shall relieve a Pledgor from the performance of any term, covenant, condition or agreement on a Pledgor's part to be performed or observed under or in respect of any of the Pledged Collateral or from any liability to any Person under or

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                                       4

in respect of any of the Pledged Collateral or shall impose any obligation on the Trustee or any Secured Party to perform or observe any such term, covenant, condition or agreement on a Pledgor's part to be so performed or observed or shall impose any liability on the Trustee or any Secured Party for any act or omission on the part of a Pledgor relating thereto or for any breach of any representation or warranty on the part of a Pledgor contained in this Agreement, or under or in respect of the Pledged Collateral or made in connection herewith or therewith.


            SECTION 5.  DELIVERY OF PLEDGED COLLATERAL.


            (a) All certificates, agreements or instruments representing or evidencing the Pledged Collateral, to the extent not previously delivered to the Trustee, shall immediately upon receipt thereof by Pledgor be delivered to and held by or on behalf of the Trustee pursuant hereto. All Pledged Collateral shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Trustee. The Trustee shall have the right, at any time upon the occurrence and during the continuance of an Event of Default, to endorse, assign or otherwise transfer to or to register in the name of the Trustee or any of its nominees any or all of the Pledged Collateral. In addition, the Trustee shall have the right at any time upon the occurrence and during the continuance of an Event of Default to exchange certificates representing or evidencing Pledged Collateral for certificates of smaller or larger denominations.


            (b) If the issuer of Pledged Shares is incorporated in a jurisdiction which does not permit the use of certificates to evidence equity ownership, then the applicable Pledgor shall, to the extent permitted by applicable law, record such pledge on the stock register of the issuer, execute any customary stock pledge forms or other documents necessary or appropriate to complete the pledge and give the Trustee the right to transfer such Pledged Shares under the terms hereof and provide to the Trustee an Opinion of Counsel, in form and substance satisfactory to the Trustee, confirming such pledge. Any such Opinion of Counsel confirming the pledge shall be updated on an annual basis.

            SECTION 6.  SUPPLEMENTS, FURTHER ASSURANCES.


            (a) Each Pledgor agrees that at any time and from time to time, at the sole cost and expense of such Pledgor, such Pledgor shall prepare or cause to be prepared and shall
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                                       5

promptly execute and deliver all further instruments and documents, including, without limitation, supplemental or additional UCC-1 financing statements, and take all further action that may be necessary or that the Trustee may reasonably request, in order to perfect and protect the pledge, security interest and Lien granted or purported to be granted hereby or to enable the Trustee to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral, and a copy of any such filing shall be delivered to the Trustee. In addition, upon the reasonable request of the Trustee, the Pledgors shall provide to the Trustee an Opinion of Counsel, in form and substance satisfactory to the Trustee, confirming the perfection of the security interest and Lien as to the Pledged Collateral.


            (b) Each Pledgor shall, upon obtaining any Pledged Shares of any Person, promptly (and in any event within five Business Days) deliver to the Trustee a pledge amendment, duly executed by such Pledgor, in substantially the form of EXHIBIT A hereto (each, a "PLEDGE AMENDMENT"), in respect of the additional Pledged Shares which are to be pledged pursuant to this Agreement, and confirming the attachment of the Lien hereby created on and in respect of such additional shares. Each Pledgor hereby authorizes the Trustee to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares listed on any Pledge
      Amendment delivered to the Trustee shall for all purposes hereunder be considered Pledged Collateral.


            SECTION 7. REPRESENTATIONS, WARRANTIES AND COVENANTS. Each Pledgor represents, warrants and covenants as follows:


            (a) NO LIENS. Such Pledgor is, and at the time of any delivery of any Pledged Collateral to the Trustee pursuant to Section 5 of this Agreement will be, the sole legal and beneficial owner of the Pledged Collateral. All Pledged Collateral is on the date hereof, and will be, so owned by such Pledgor free and clear of any Lien, except for the Lien granted to the Trustee pursuant to this Agreement.


            (b) AUTHORIZATION, ENFORCEABILITY. Such Pledgor has the requisite power, authority and legal right to pledge and grant a security interest in all the Pledged Collateral pursuant to this Agreement, and this Agreement constitutes the legal, valid and binding obligation of Pledgor, enforceable against such Pledgor in accordance with its terms,except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and

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                                       6

similar laws relating to or affecting creditors' rights generally or by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).


            (c) NO CONSENTS, ETC. No consent of any party (including, without limitation, securityholders or creditors of such Pledgor) and no consent, authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required (x) for the pledge by such Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by such Pledgor, or (y) for the exercise by the Trustee of the voting or other rights provided for in this Agreement, or (z) for the exercise by the Trustee of the remedies in respect of the Pledged Collateral pursuant to this Agreement and except for consents, authorizations, approvals and other filings and notices required under the Securities Act or under state or "Blue Sky" securities laws.


            (d) DUE AUTHORIZATION AND ISSUANCE. All of the Pledged Shares have been, and to the extent hereafter issued will be upon such issuance, duly authorized and validly issued and fully paid and nonassessable.


(e) CHIEF EXECUTIVE OFFICE. ACME Intermediate's chief executive office is located at West Oak Street, Burbank, California 91505. ACME Sub II's chief executive office is located at West Oak Street, Burbank, California 91505. Neither Pledgor shall move its chief executive office except to such new location as such Pledgor may establish in accordance with the last sentence of this Section 7(e). Neither Pledgor shall establish a new location for its chief executive office nor shall it change its name until (i) it shall have given the Trustee not less than twenty (20) days' prior written notice of its intention so to do, clearly describing such new location or name and providing such other information in connection therewith as the Trustee may reasonably request, and
(ii) with respect to such new location or name, such Pledgor shall have taken all action reasonably satisfactory to the Trustee to maintain the perfection and priority of the security interest of the Trustee for the benefit of the Secured Parties in the Pledged Collateral intended to be granted hereby including, but not limited to, preparing and making all appropriate filings to continue the perfection of the lien and delivery of Opinions of Counsel from

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                                       7

all appropriate jurisdictions on the perfection of the liens on an annual basis.

            (f) DELIVERY OF PLEDGED COLLATERAL; FILINGS. Such Pledgor has delivered to the Trustee all certificates representing its Pledged Shares and ACME Intermediate has caused to be filed with the Secretary of State of the States of California, Delaware and New York, and ACME Sub II has caused to be filed with the Secretary of State of the States of California, Delaware and New York UCC-1 financing statements evidencing the Lien created by this Agreement, and such delivery, filing and pledge of the Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral securing the payment of the Secured Obligations pursuant to the provisions of the Uniform Commercial Code as in effect in any relevant jurisdiction (the "UCC"), including, without limitation, the States of California, Delaware and New York.


              (g)  PLEDGED   COLLATERAL.   All  information  set  forth  herein,
      including the Schedules annexed hereto, relating to the Pledged Collateral is accurate and complete in all material respects.


            (h) NO VIOLATIONS, ETC. The pledge of the Pledged Collateral pursuant to this Agreement does not violate Regulation G, T, U or X of the Federal Reserve Board.


              (i) OWNERSHIP OF PLEDGED COLLATERAL. Except as otherwise permitted by the Indenture, such Pledgor at all times will be the sole beneficial owner of the Pledged Collateral.


            (j) NO OPTIONS, WARRANTS, ETC. There are no options, warrants, calls, rights, commitments or agreements of any character to which such Pledgor is a party or by which it is bound obligating such Pledgor to issue, deliver or sell or cause to be issued, delivered or sold, additional Pledged Shares or obligating such Pledgor to grant, extend or enter into any such option, warrant, call, right, commitment or agreement. There are no voting trusts or other agreements or understandings to which such Pledgor is a party with respect to the voting of the capital stock of any issuer of the Pledged Shares.


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                                       8

            SECTION 8.  VOTING RIGHTS; DISTRIBUTIONS; ETC.


              (a) So long as no Default or Event of Default shall have occurred and be continuing:


              (i)Pledgors shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms or purpose of this Agreement and the Indenture; PROVIDED, HOWEVER, that Pledgors shall not in any event exercise such rights in any manner which may have an adverse effect on the value of the Pledged Collateral or the security intended to be provided by this Agreement.


              (ii)Subject to the terms of the Indenture, Pledgors shall be entitled to receive and retain, and to utilize free and clear of the Lien of this Agreement, any and all Distributions, but only if and to the extent made in accordance with the provisions of the Indenture.


              (iii)Prior to the occurrence of an Event of Default, the Trustee shall be deemed without further action or formality to have granted to Pledgors all necessary consents relating to voting rights and shall, if necessary, upon written request of a Pledgor and at such Pledgor's sole cost and expense, from time to time execute and deliver (or cause to be executed and delivered) to such Pledgor all such instruments as such Pledgor may reasonably request in order to permit such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to
      Section 8(a)(i) hereof and to receive the Distributions which it is authorized to receive and retain pursuant to Section 8(a)(ii) hereof.


          (b) Upon the occurrence and Event of Default, subject to receipt of any required approvals from the Federal Communications Commission (which approvals each Pledgor will use its best efforts to assist the Trustee or its agent or designee in obtaining) all rights of the Pledgors to exercise the voting and other consensual rights they would otherwise be entitled to exercise pursuant to Section 8(a)(i) hereof without any action or the giving of any notice shall cease, and all such rights shall thereupon become vested in the Trustee or its agent or designee, which shall thereupon have the sole right to exercise such voting and other consensual rights.


          (c) Upon the occurrence and during the continuance of a Default or an Event of Default, all rights of the Pledgors

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                                       9

to receive Distributions which they would otherwise be authorized to receive and retain pursuant to Section 8(a)(ii) hereof shall cease and all such rights shall thereupon become vested in the Trustee, which shall thereupon have the sole right to receive and hold as Pledged Collateral such Distributions.

          (d) Each Pledgor shall, at such Pledgor's sole cost and expense, from time to time execute and deliver to the Trustee appropriate instruments as the Trustee may reasonably request in order to permit the Trustee to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 8(b)(i) hereof and to receive all Distributions which it may be entitled to receive under Section 8(b)(ii) hereof.


          (e) All Distributions which are received by the Pledgors contrary to the provisions of Section 8(b)(ii) hereof shall be received in trust for the benefit of the Trustee, shall be segregated from other funds of the Pledgors and shall immediately be paid over to the Trustee as Pledged Collateral in the same form as so received (with any necessary endorsement).


          SECTION 9. TRANSFERS AND OTHER LIENS; ADDITIONAL SHARES; PRINCIPAL OFFICE.


          (a) The Pledgors shall not (i) sell, convey, assign or otherwise dispose of, or grant any option, right or warrant with respect to, any of the Pledged Collateral except as permitted by the Indenture, (ii) create or permit to exist any Lien upon or with respect to any Pledged Collateral other than the Lien and security interest granted to the Trustee under this Agreement, or (iii) except as permitted by the Indenture, permit any issuer of the Pledged Shares to merge, consolidate or change its legal form, unless all of the outstanding capital stock of the surviving or resulting corporation, partnership or limited liability Company, as the case may be, is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding shares of any other constituent corporation.


          (b) The Pledgors shall (i) not authorize any issuer of the Pledged Shares to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to Pledgor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of capital stock of the issuer of the Pledged Shares which are required to be pledged hereunder.

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                                       10

          SECTION 10. REASONABLE CARE. The Trustee shall be required to exercise the same standard of care with respect to the Pledged Collateral that it is required to exercise under the Indenture. Neither the Trustee nor any of the Secured Parties shall have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders, stock splits, voting or other matters relating to any Pledged Collateral, whether or not the Trustee or any other Secured Party has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any Person with respect to any Pledged Collateral.


          SECTION 11. REMEDIES UPON DEFAULT; DECISIONS RELATING TO EXERCISE OF REMEDIES.


          (a) If any Event of Default shall have occurred and be continuing, the Trustee shall have the right, but not the obligation, in addition to other rights and remedies provided for herein or otherwise available to it to be exercised in accordance with the terms of, and at the times, if any, specified in the Indenture, (i) to retain and apply the Distributions to the Secured
Obligations as provided in Section 12 hereof, and (ii) to exercise all the rights and remedies of a secured party on default under the UCC at that time, and the Trustee may also, in accordance with applicable law, sell the Pledged Collateral or any part thereof (including, without limitation, any partial interest in the Pledged Shares) at public or private sale, at any exchange, broker's board or at any of the Trustee's offices or elsewhere, for cash, on credit or for future delivery, at commercially reasonable prices and terms. The Trustee or any other Secured Party may be the purchaser of any or all of the Pledged Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at such sale, to use and apply any of the Secured Obligations owed to such Person as a credit on account of the purchase price of any Pledged Collateral payable by such Person at such sale. Each purchaser at any such sale shall acquire the property sold absolutely free from any claim or right on the part of the applicable Pledgor, and the Pledgors hereby waive, to the fullest extent permitted by law, all rights of redemption and/or appraisal which they now have or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Pledgor acknowledges and agrees that, to the extent notice of sale shall be required by law, ten days notice to such Pledgor of the time and place of any public sale or the time after which any private sale or other intended disposition is to take place shall constitute reasonable notification of such matters. The Trus-

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                                       11

tee shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives, to the fullest extent permitted by law, any claims against the Trustee arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Trustee accepts the first offer received and does not offer such Pledged Collateral to more than one offeree; PROVIDED, HOWEVER, that the foregoing shall not release the Trustee from its obligation to sell the Pledged Collateral (or any part thereof) at prices and terms which are commercially reasonable. Each
Pledgor will use its best efforts to assist the Trustee and its agent or designee, and any Person who acquires any Pledged Collateral upon a sale by the Trustee and its agent or designee, in obtaining all requisite governmental approvals (including approvals from the Federal Communication Commission) to permit the Trustee and its agent or designee and any such acquiring Person to acquire all right title and interest in the Pledged Collateral, including without limitation, filing all requisite applications for license transfers with the Federal Communication Commission.


          (b) Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Trustee may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to Persons who will agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Trustee than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Trustee shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would agree to do so.

          (c) If the Trustee determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, the applicable Pledgor shall from time to time furnish to the Trustee and its agent or designee and counsel all such information as the Trustee and its agent or designee and counsel may request in order to determine the number of securities included in the Pledged Collateral which may be sold by the Trustee and its agent or designee as exempt transactions under the Securities Act and the rules of the Commission thereunder, as the same are from time to time in effect.


          (d) Each Pledgor recognizes that, by reason of certain prohibitions contained in laws, rules, regulations or orders of any foreign governmental authority, the Trustee may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who meet the requirements of such foreign governmental authority. Each Pledgor acknowledges that any such sales may be at prices and on terms less favorable to the Trustee than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall not be deemed to have been made in a commercially unreasonable manner solely for such reason and that, except as may be required by applicable law, the Trustee shall have no obligation to engage in public sales.


          (e) In addition to any of the other rights and remedies hereunder, the Trustee shall have the right to institute a proceeding seeking specific performance in connection with any of the agreements or obligations hereunder.


          (f) Notwithstanding anything to the contrary contained herein, the Trustee shall exercise all of its rights and powers under this Section in accordance with the written direction of the majority of Noteholders as set forth in the Indenture.


          SECTION 12. APPLICATION OF PROCEEDS. The proceeds received by the Trustee in respect of any sale of, collection from or other realization upon all or any part of the Pledged Collateral pursuant to the exercise by the Trustee of its remedies as a secured creditor as provided in Section 11 hereof shall be applied, together with any other sums then held by the Trustee pursuant to this Agreement, promptly by the Trustee in the manner set forth in the Indenture.


          SECTION 13. EXPENSES. The Pledgors or the Holders following the occurrence and continuation of an Event of Default will upon demand pay to the Trustee the amount of any and
all reasonable expenses, including the reasonable fees and expenses of its outside counsel and the fees and expenses of any experts and agents which the Trustee may incur in connection with (i) the collection of the Secured Obligations, (ii) the enforcement and administration of this Agreement, (iii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iv) the exercise or enforcement of any of the rights of the Trustee or any Secured Party hereunder or (v) the failure by a Pledgor to perform or observe any of the provisions hereof. All amounts payable by the Pledgors under this Section 13 shall be due upon demand and shall be part of the Secured Obligations. Each Pledgor's obligations under this Section 13 shall survive the termination of this Agreement and the discharge of such Pledgor's other obligations hereunder including any termination or discharge under any bankruptcy law. When the Trustee incurs expenses or renders services after an Event of Default (as defined in the Indenture), under this Agreement the expenses of its agents and counsel under this Agreement shall be preferred over the status of the Noteholders in or proceeding under any Bankruptcy Law and are intended to constitute expenses of administration under any Bankruptcy Law.


          SECTION 14. NO WAIVER; CUMULATIVE REMEDIES. (a) No failure on the part of the Trustee to exercise, no course of dealing with respect to, and no delay on the part of the Trustee in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.


          (b) In the event the Trustee shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Trustee, then and in every such case, each Pledgor, the Trustee and each holder of any of the Secured Obligations shall be restored to their respective former positions and rights hereunder with respect to the Pledged Collateral, and all rights, remedies and powers of the Trustee and the Secured Parties shall continue as if no such proceeding had been instituted.


          SECTION 15. TRUSTEE. The Trustee has been appointed as collateral agent hereunder pursuant to the Indenture. The Trustee shall take or refrain from taking actions hereunder at the direction of the Holders in accordance with the provisions of the Indenture. The Trustee shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including, without limitation, the release or substitution of Pledged Collateral), in accordance with this Agreement and the Indenture. The Trustee may resign and a successor Trustee may be appointed in the manner provided in the Indenture. Upon the acceptance of any appointment as Trustee by a successor Trustee, that successor Trustee shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Trustee under this Agreement, and the retiring Trustee shall thereupon be discharged from its duties and obligations under this Agreement; PROVIDED, HOWEVER, that the foregoing shall not operate or be construed as a waiver of claims by the Pledgors. Prior to any appointment of a successor Trustee becoming effective the Pledgors shall pay all outstanding amounts due to the retiring Trustee. After any retiring Trustee's resignation, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Trustee.


          SECTION 16. TRUSTEE MAY PERFORM; TRUSTEE APPOINTED Attorney-in-Fact. If a Pledgor shall fail to do any act or thing that it has covenanted to do hereunder or if any warranty on the part of a Pledgor contained herein shall be breached, the Trustee or any Secured Party may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose. Any and all amounts so expended by the Trustee or such Secured Party shall be paid by the Pledgors promptly upon demand therefor, with cash interest at the rate per annum equal to two (2) percent in excess of the rate payable under the Notes (whether or not cash interest is then accruing) during the period from and including the date on which such funds were so expended to the date of repayment. Each Pledgor's obligations under this Section 16 shall survive the termination of this Agreement and the discharge of such Pledgor's other obligations under this Agreement or any other termination under any bankruptcy law. Each Pledgor hereby appoints the Trustee its attorney-in-fact with an interest, with full authority in the place and stead of such Pledgor and in the name of such Pledgor, or otherwise, from time to time in the Trustee's discretion to take any action and to execute any instrument consistent with the terms of this Agreement and the Indenture which the Trustee may deem necessary or advisable to assure, perfect, convey, assign, transfer and confirm unto the Trustee the Lien on the Pledged Collateral intended to be provided by this Agreement and which such

Pledgor fails to do or execute and deliver within five (5) Business Days after such Pledgor's receipt of written notice to do or execute and deliver the same.

The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term of this Agreement.


          SECTION 17. NOTICES. Any notice or other communication herein required or permitted to be given shall be given in the manner at the address set forth in the Indenture, or as to any party at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 17.


          SECTION 18. CONTINUING SECURITY INTEREST; ASSIGNMENT. This Agreement shall create a continuing security interest in the Pledged Collateral and shall
(i) be binding upon each Pledgor, its successors and assigns, and (ii) inure, together with the rights and remedies of the Trustee hereunder, to the benefit of the Trustee and the other Secured Parties and each of their respective successors, transferees and assigns; no other Person (including, without limitation, any other creditor of a Pledgor) shall have any interest herein or any right or benefit with respect hereto. Without limiting the generality of the foregoing clause (ii), any Secured Party may assign or otherwise transfer any Note held by it secured by this Agreement to any other Person in accordance with the terms of the Indenture, the Notes and relevant federal and state securities laws, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party, herein or otherwise, subject however, to the provisions of the Indenture.


          SECTION 19. GOVERNING LAW; TERMS. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PROPERTY ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.


          SECTION 20. CONSENT TO JURISDICTION. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.


          SECTION 21. SEVERABILITY OF PROVISIONS. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.


          SECTION 22. EXECUTION IN COUNTERPARTS. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.


          SECTION 23. HEADINGS. The Section headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.


          SECTION 24. OBLIGATIONS ABSOLUTE. All obligations of the Pledgors hereunder shall be absolute and unconditional irrespective of:


              (i)any  bankruptcy,   insolvency,   reorganization,   arrangement,
      readjustment, composition, liquidation or the like of a Pledgor;


              (ii)any lack of validity or enforceability of the Indenture or the Notes, or any other agreement or instrument relating thereto;


              (iii)any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture or the Notes, or any other agreement or instrument relating thereto;


              (iv)any   exchange,   release  or   non-perfection  of  any  other
      collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Secured Obligations;


              (v)any exercise or non-exercise, or any waiver of any right, remedy, power or privilege under or in respect of this Agreement, the Indenture or the Notes except as specifically set forth in a waiver granted pursuant to the provisions of the Indenture; or

              (vi) any other circumstances which might otherwise constitute a defense available to, or a discharge of, a Pledgor.


          SECTION 25. MODIFICATION IN WRITING. No amendment, modification, supplement, termination or waiver of or to any provision of this Agreement, nor consent to any departure by Pledgor therefrom, shall be effective unless the same shall be done in accordance with the terms of the Indenture. Any amendment, modification or supplement of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by a Pledgor from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given.


          SECTION  26.  RELEASE.  Upon  a  request  for  a  release  of  Pledged
Collateral in accordance with Section 10.05(b) of the Indenture, the Trustee shall, at the sole cost and expense of the Pledgors, forthwith assign, transfer and deliver to the applicable Pledgor, against receipt and without recourse to or warranty by the Trustee, such Pledged Collateral, on the order of and at the sole cost and expense of such Pledgor, and such proper instruments, and/or instruments (including UCC termination statements on Form UCC-3) as may be reasonably requested by such Pledgor acknowledging the release of such Pledged Collateral. Upon the payment in full in cash of all Secured Obligations then due and owing, and the termination of the Indenture, the Trustee shall, upon the request and at the sole cost and expense of the Pledgors, forthwith assign, transfer and deliver to the Pledgors, against receipt and without recourse to or warranty by the Trustee, such of the Pledged Collateral of the Pledgors as may be in the possession of the Trustee and as shall not have been sold or otherwise applied pursuant to the terms hereof, on the order of and at the sole cost and expense of the Pledgors, and such proper instruments and/or agreements
(including UCC termination statements on Form UCC-3) as may be reasonably requested by the Pledgors acknowledging the termination of this Agreement and/or the release of such Pledged Collateral.

          IN WITNESS WHEREOF, each Pledgor has caused this Securities Pledge Agreement to be executed and delivered by its duly authorized officer as of the date first above written.


                      ACME INTERMEDIATE HOLDINGS, LLC, as Pledgor


                      By: ACME Television Holdings, LLC, its majority members

                      By: /s/Douglas E. Gealy
                          ----------------------------
                          Name:   Douglas E. Gealy
                          Title:  President



                       ACME Subsidiary Holdings II, LLC
                       as Pledgor

                       By:  ACME Intermediate Holdings, LLC,
                            its majority member

                       By:  ACME Television Holdings, LLC,
                            its majority member


                       By: /s/Douglas E. Gealy
                          ----------------------------
                          Name:   Douglas E. Gealy
                          Title:  President



                          WILMINGTON TRUST COMPANY
                            as Trustee


                          By: /s/Burce L. Bisson
                          ----------------------------
                          Name:   Bruce L. Bisson
                          Title:  Vice President

                                  SCHEDULE I


                                PLEDGED SHARES


                          PLEDGOR: ACME INTERMEDIATE


                                                                              PERCENTAGE OF
                   CLASS OF                                   NUMBER OF       CLASS OF
                   CAPITAL     PAR VALUE         CERTIFICATE  SHARES, UNITS   CAPITAL STOCK
ISSUER             STOCK       (IF APPLICABLE)     NO(S).     OR INTERESTS    OUTSTANDING


ACME Television,                                      1          199               99.5
LLC
ACME Intermediate                  $.01               1          100              100.0
Finance, Inc.
ACME Subsidiary                                       1           10              100.0
Holdings II, LLC



                             PLEDGOR: ACME SUB II


                                                                              PERCENTAGE OF
                   CLASS OF                                   NUMBER OF       CLASS OF
                   CAPITAL        PAR VALUE      CERTIFICATE  SHARES, UNITS   CAPITAL STOCK
ISSUER             STOCK       (IF APPLICABLE)     NO(S).     OR INTERESTS    OUTSTANDING

ACME Television,                                     2             1              .5
LLC



                                  EXHIBIT A


                               PLEDGE AMENDMENT





            This Pledge Amendment, dated ______________, is delivered pursuant to Section 6 of the Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Securities Pledge Agreement, dated as of [ ], 1997 between the undersigned, the other Pledgor and Wilmington Trust Company, as Trustee (the "AGREEMENT"; capitalized terms used herein and not defined have the meanings ascribed to them in the Agreement), and that the Pledged Shares listed on this Pledge Amendment shall be deemed to be and shall become part of the Pledged Collateral and shall secure all Secured Obligations.


                                    [                       ],
                                    as Pledgor




                                     By:____________________________
                                     Name:
                                     Title:

                                PLEDGED SHARES


                                                                              PERCENTAGE OF
                   CLASS OF                                   NUMBER OF       CLASS OF
                   CAPITAL        PAR VALUE      CERTIFICATE  SHARES, UNITS   CAPITAL STOCK
ISSUER             STOCK       (IF APPLICABLE)     NO(S).     OR INTERESTS    OUTSTANDING







                                (See Schedule I)